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                                              NASCOR MORTGAGE LOAN POOL
                                         20-YEAR THROUGH 30-YEAR FIXED RATE
                                       NON-RELOCATION and RELOCATION MORTGAGES
                                                NASCOR SERIES 2000-01
                                               POOL PROFILE (12/14/99)

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

                                                   RELO         NON-RELO        TOTAL             Tolerance
     AGGREGATE PRINCIPAL BALANCE                 $50,000,000   $150,000,000   $200,000,000            (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                      1-Jan-00       1-Jan-00       1-Jan-00
     INTEREST RATE RANGE                      6.50% - 9.125% 6.50% - 9.125% 6.50% - 9.125%
     GROSS WAC                                         7.71%          8.09%          8.00%          (+/- 10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                     25 bps         25 bps         25 bps
     MASTER SERVICING FEE                            1.7 bps        1.7 bps        1.7 bps
     WAM (in months)                                     357            357            357          (+/- 2 month)

     WALTV                                               78%            74%            75%          (maximum 78%)

     CALIFORNIA %                                        23%            29%            28%          (maximum 40%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                4%             1%             2%          (maximum  5%)

     AVERAGE LOAN BALANCE                           $362,000       $352,000        354,500     (maximum $370,000)
     LARGEST INDIVIDUAL LOAN BALANCE                $960,000       $999,258       $999,258   (maximum $1,500,000)

     CASH-OUT REFINANCE %                                 0%            10%             8%         (maximum  15%)

     PRIMARY RESIDENCE %                                100%            92%            94%          (minimum 89%)

     SINGLE-FAMILY DETACHED %                            95%            90%            91%          (minimum 86%)

     FULL DOCUMENTATION %                                27%            88%            73%          (minimum 68%)

     UNINSURED (greater than) 80% LTV %                  14%             3%             6%           (maximum 8%)

     TEMPORARY BUYDOWNS                                   0%             1%             1%          (maximum  5%)

     RELOCATION %                                       100%             0%            25%          (maximum 28%)

                    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                       MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                           SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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

 (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

PROPOSED BID STRUCTURE:
-----------------------
*    7.25% PASS-THRU
*    STRUCTURE MAY INCLUDE TWO AAA ASSET CLASSES EACH WITH 7.25% PT
*    CROSS-COLLATERALIZED AA - N/R SUBORDINATES
*    ONE BID WILL BE TAKEN FOR AAA-NR CLASSES
*    PLEASE CONTACT TRADE DESK FOR PRIOR APPROVAL OF B-ONLY BIDS.

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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                     NON-RELOCATION and RELOCATION MORTGAGES
                              NASCOR SERIES 2000-01
                               PRICING INFORMATION

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RATING AGENCIES                                    TBD by Norwest

PASS THRU RATE                                              7.25%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS          0.63% on Total Pool

PRICING DATE                                                  TBD

FINAL STRUCTURE DUE DATE                                11-Jan-00

SETTLEMENT DATE                                         28-Jan-00

ASSUMED SUB LEVELS                                            AAA          TBD
                                                               AA          TBD
                                                                A          TBD
                                                              BBB          TBD
                                                               BB          TBD
                                                                B          TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-01. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                     Brad Davis (301)846-8009
                                                    Lori Fountain (301)846-8185


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